SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 3, 2002



                            GP Strategies Corporation
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                       1-7234                  13-1926739
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(State or other Jurisdiction           (Commission           (I.R.S. Employer
 of Incorporation)                      File Number)         Identification No.)




9 West 57th Street, New York, NY                                   10019
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (212) 826-8500



                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
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         On September 3, 2002, the Company's wholly owned subsidiary, General
Physics Corporation, and John C. McAuliffe entered into a separation agreement, which is filed as Exhibit 10 hereto.

         On September 4, 2002, the Company issued the press releases filed as Exhibits 99.1 and 99.2 hereto.

Item 7.  Financial Statements and Exhibits.
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         (c)    Exhibits

                10. Separation Agreement between General Physics Corporation and John C. McAuliffe dated as of September 3, 2002.

                99.1  Press release dated September 4, 2002.

                99.2  Press release dated September 4, 2002.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GP Strategies Corporation


Date: September 4, 2002                            BY: Scott N. Greenberg
                                                       President